Office Properties Income Trust Third Quarter 2024 Financial Results and Supplemental Information October 30, 2024 Columbia, MD Exhibit 99.2

Q3 2024 2 Table of Contents QUARTERLY RESULTS Office Properties Income Trust Announces Third Quarter 2024 Financial Results .......................................................... 4 Third Quarter 2024 Highlights .................................................................................................................................................... 5 FINANCIALS Key Financial Data ......................................................................................................................................................................... 7 Condensed Consolidated Statements of Income (Loss) ........................................................................................................ 8 Condensed Consolidated Balance Sheets ............................................................................................................................... 9 Debt Summary ............................................................................................................................................................................... 10 Debt Maturity Schedule ................................................................................................................................................................ 11 Leverage Ratios, Coverage Ratios and Public Debt Covenants ........................................................................................... 12 Capital Expenditures Summary .................................................................................................................................................. 13 Property Dispositions .................................................................................................................................................................... 14 Investment in Unconsolidated Joint Venture ........................................................................................................................... 15 PORTFOLIO INFORMATION Summary Same Property Results ................................................................................................................................................ 17 Occupancy and Leasing Summary ............................................................................................................................................. 18 Tenant Diversity and Credit Characteristics ............................................................................................................................. 19 Tenants Representing 1% or More of Total Annualized Rental Income ............................................................................. 20 Lease Expiration Schedule ........................................................................................................................................................... 21 APPENDIX Company Profile and Research Coverage ................................................................................................................................ 23 Governance Information .............................................................................................................................................................. 24 Calculation and Reconciliation of NOI and Cash Basis NOI .................................................................................................. 25 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI .......................................... 26 Operating Metrics by Collateral Pool ........................................................................................................................................ 27 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre .................................................................................................. 28 Calculation of FFO, Normalized FFO and CAD ....................................................................................................................... 29 Non-GAAP Financial Measures and Certain Definitions ........................................................................................................ 30 WARNING CONCERNING FORWARD-LOOKING STATEMENTS ....................................................................................................... 32 Trading Symbols: Common Shares: OPI Senior Unsecured Notes due 2050: OPINL Investor Relations Contact: Kevin Barry, Senior Director (617) 219-1410 kbarry@opireit.com ir@opireit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.opireit.com All amounts in this presentation are unaudited. Unless otherwise noted, all data presented in this presentation excludes two properties, which are encumbered by a $50.0 million mortgage note, owned by an unconsolidated joint venture in which OPI owns a 51% interest. See page 15 for information regarding this joint venture and its related mortgage note. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

Q3 2024 3RETURN TO TABLE OF CONTENTS Quarterly Results

Q3 2024 4RETURN TO TABLE OF CONTENTS OFFICE PROPERTIES INCOME TRUST ANNOUNCES THIRD QUARTER 2024 FINANCIAL RESULTS "OPI continues to explore strategies to address its $456.7 million debt maturity in February 2025. Since Q2 2024, we drew the remaining $125 million of capacity under our credit facility, sold six properties for $46.3 million dollars and exchanged $42.5 million of outstanding unsecured senior notes for new secured senior notes and common shares. We also remain focused on attracting and retaining tenants at our properties. This quarter, we executed 987,000 square feet of leasing with a weighted average lease term of 10.2 years and ended the quarter with same property portfolio occupancy of more than 89%." Yael Duffy, President and Chief Operating Officer Newton, MA (October 30, 2024). Office Properties Income Trust (Nasdaq: OPI) today announced its financial results for the quarter ended September 30, 2024. Distribution OPI has declared a quarterly distribution on its common shares of $0.01 per share to shareholders of record as of the close of business on October 28, 2024. This distribution will be paid on or about November 14, 2024. Conference Call A conference call discussing OPI's third quarter results will be held on Thursday, October 31, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 328-1172 or (412) 317-5418 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 2324173. A live audio webcast of the conference call will also be available in a listen only mode on OPI’s website, at www.opireit.com. The archived webcast will be available for replay on OPI’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of OPI. About Office Properties Income Trust OPI is a national REIT focused on owning and leasing office properties to high credit quality tenants in markets throughout the United States. As of September 30, 2024, approximately 59% of OPI's revenues were from investment grade rated tenants. OPI owned 145 properties as of September 30, 2024, with approximately 19.5 million square feet located in 30 states and Washington, D.C. In 2024, OPI was named as an Energy Star® Partner of the Year for the seventh consecutive year. OPI is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with nearly $41 billion in assets under management as of September 30, 2024, and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. OPI is headquartered in Newton, MA. For more information, visit opireit.com.

Q3 2024 5RETURN TO TABLE OF CONTENTS Third Quarter 2024 Highlights Portfolio Update • Executed 987,000 square feet of total leasing at a weighted average lease term of 10.2 years. • Ended the quarter with same property portfolio occupancy of 89.3% and a weighted average lease term of 7.2 years (by annualized revenue). Financial Results • Net loss of $58.4 million, or $1.14 per common share. • Normalized FFO of $22.1 million, or $0.43 per common share. • Same property cash basis NOI of $59.3 million. Investment Activity • Sold six properties, consisting of approximately 750,000 square feet for an aggregate sales price of $46.3 million, excluding closing costs. • Under agreement to sell 17 properties consisting of approximately 1,609,000 square feet for an aggregate sales price of $119.2 million, excluding closing costs. Financing Activities and Liquidity • As of October 30, 2024, OPI's total available liquidity was comprised of $146.4 million of cash. OPI's $456.7 million of unsecured senior notes are due on February 1, 2025. OPI is currently in negotiations with certain holders of such notes regarding a potential note exchange, but is not able to conclude that it is probable that the negotiations will result in an exchange that refinances such notes prior to their maturity. Given the limited resources available to OPI to obtain debt or equity to refinance this debt, the illiquid nature of real estate assets and OPI's ability to incur additional debt while maintaining compliance with debt covenants, OPI has concluded that there is substantial doubt about its ability to continue as a going concern for at least one year. For further information please refer to Note 1 to OPI's Condensed Consolidated Financial Statements included in Part I, Item 1 of OPI's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission, or SEC, on October 30, 2024. • Since Q2 2024, exchanged an aggregate of $42.5 million of outstanding unsecured senior notes due 2025 for $42.6 million of new 9.0% senior secured notes due 2029 and 5.1 million common shares. • In October 2024, OPI drew the remaining $125 million of capacity under its revolving credit facility.

Q3 2024 6RETURN TO TABLE OF CONTENTS Financials

Q3 2024 7RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 Selected Income Statement Data: Capitalization: Rental income $ 120,620 $ 123,686 $ 139,435 $ 133,773 $ 133,361 Total common shares (at end of period) 53,910,981 Net (loss) income $ (58,414) $ 76,171 $ (5,184) $ (37,151) $ (19,593) Closing price (at end of period) $ 2.18 NOI $ 69,205 $ 76,046 $ 88,248 $ 80,871 $ 83,698 Equity market capitalization (at end of period) $ 117,526 Adjusted EBITDAre $ 65,001 $ 71,469 $ 73,799 $ 76,216 $ 78,910 Debt (principal balance) 2,333,230 FFO $ 21,640 $ 258,969 $ 48,183 $ 44,590 $ 33,269 Total market capitalization $ 2,450,756 Normalized FFO $ 22,114 $ 33,171 $ 38,317 $ 45,872 $ 49,404 CAD $ (19,066) $ (1,079) $ 22,340 $ 8,560 $ 17,353 Liquidity: Rolling four quarter CAD $ 10,755 $ 47,174 $ 64,035 $ 72,873 $ 74,113 Cash and cash equivalents $ 22,363 Availability under $325,000 secured revolving credit facility (2) 125,000 Per Common Share Data (basic and diluted): Total liquidity $ 147,363 Net (loss) income $ (1.14) $ 1.56 $ (0.11) $ (0.77) $ (0.41) FFO $ 0.42 $ 5.32 $ 0.99 $ 0.92 $ 0.69 Normalized FFO $ 0.43 $ 0.68 $ 0.79 $ 0.95 $ 1.02 CAD $ (0.37) $ (0.02) $ 0.46 $ 0.18 $ 0.36 Rolling four quarter CAD $ 0.21 $ 0.97 $ 1.32 $ 1.51 $ 1.54 Dividends: Annualized dividends paid per common share during the period $ 0.04 $ 0.04 $ 0.04 $ 1.00 $ 1.00 Annualized dividend yield (at end of period) 1.8% 2.0% 2.0% 13.7% 24.4% Annualized normalized FFO payout ratio 2.3% 1.5% 1.3% 26.3% 24.5% Rolling four quarter CAD payout ratio (1) 19.0% 4.1% 3.0% 65.8% 64.9% Selected Balance Sheet Data: Total gross assets $ 4,345,425 $ 4,410,554 $ 4,637,482 $ 4,639,848 $ 4,672,646 Total assets $ 3,725,951 $ 3,799,856 $ 3,957,930 $ 3,989,669 $ 4,044,990 Total liabilities $ 2,447,365 $ 2,470,157 $ 2,707,566 $ 2,733,990 $ 2,740,357 Total shareholders’ equity $ 1,278,586 $ 1,329,699 $ 1,250,364 $ 1,255,679 $ 1,304,633 (dollars in thousands, except per share data) Key Financial Data (1) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share. (2) Availability under OPI's secured revolving credit facility is subject to ongoing minimum performance and market values of the collateral properties and meeting required financial covenants. On October 4, 2024, OPI borrowed $125 million under its revolving credit facility. As of October 30, 2024, OPI had fully drawn amounts available under its revolving credit facility.

Q3 2024 8RETURN TO TABLE OF CONTENTS Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Rental income $ 120,620 $ 133,361 $ 383,741 $ 399,780 Expenses:   Real estate taxes 16,927 14,257 47,363 45,491 Utility expenses 7,869 7,460 21,782 20,462 Other operating expenses 26,619 27,946 81,097 80,637 Depreciation and amortization 46,047 52,266 146,779 155,559 Loss on impairment of real estate 41,847 — 173,579 — Transaction related costs (1) 738 16,135 971 30,534 General and administrative 4,927 5,720 15,861 17,430 Total expenses 144,974 123,784 487,432 350,113 Gain on sale of real estate 8,456 244 6,008 487 Interest and other income 196 281 1,779 782 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,183, $2,276, $9,261 and $6,808 respectively) (42,580) (28,835) (116,405) (80,591) Gain on early extinguishment of debt 264 — 225,637 — (Loss) income before income tax expense and equity in net losses of investees (58,018) (18,733) 13,328 (29,655) Income tax expense (230) (95) (179) (336) Equity in net losses of investees (166) (765) (576) (2,290) Net (loss) income $ (58,414) $ (19,593) $ 12,573 $ (32,281) Weighted average common shares outstanding (basic and diluted) 51,197 48,403 49,444 48,365 Per common share amounts (basic and diluted):         Net (loss) income $ (1.14) $ (0.41) $ 0.25 $ (0.67) Additional Data: General and administrative expenses / total assets (at end of period) 0.13% 0.14% 0.43% 0.43% Non-cash straight line rent adjustments included in rental income $ 8,854 $ 8,691 $ 23,796 $ 17,120 Lease value amortization included in rental income $ (59) $ 56 $ 30 $ 196 Lease termination fees included in rental income $ 218 $ 1,576 $ 12,863 $ 3,160 Non-cash amortization included in other property operating expenses $ 121 $ 121 $ 363 $ 363 Non-cash amortization included in general and administrative expenses $ 151 $ 151 $ 453 $ 453 (amounts in thousands, except per share data) (1) Consists of costs related to OPI's evaluation of potential transactions. Condensed Consolidated Statements of Income (Loss) Charlotte, NC

Q3 2024 9RETURN TO TABLE OF CONTENTS September 30, December 31, 2024 2023 ASSETS Real estate properties: Land $ 716,254 $ 786,310 Buildings and improvements 2,980,356 3,279,369 Total real estate properties, gross 3,696,610 4,065,679 Accumulated depreciation (619,474) (650,179) Total real estate properties, net 3,077,136 3,415,500 Assets of properties held for sale 125,781 37,310 Investments in unconsolidated joint ventures 17,552 18,128 Acquired real estate leases, net 209,943 263,498 Cash and cash equivalents 22,363 12,315 Restricted cash 13,906 14,399 Rents receivable 146,580 133,264 Deferred leasing costs, net 95,395 86,971 Other assets, net 17,295 8,284 Total assets $ 3,725,951 $ 3,989,669 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured debt, net $ 980,125 $ 2,400,478 Secured debt, net 1,341,844 172,131 Liabilities of properties held for sale 3,419 2,525 Accounts payable and other liabilities 105,923 140,166 Due to related persons 5,906 7,025 Assumed real estate lease obligations, net 10,148 11,665 Total liabilities 2,447,365 2,733,990 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 53,910,981 and 48,755,415 shares issued and outstanding, respectively 539 488 Additional paid in capital 2,633,253 2,621,493 Cumulative net income 112,747 100,174 Cumulative common distributions (1,467,953) (1,466,476) Total shareholders’ equity 1,278,586 1,255,679 Total liabilities and shareholders’ equity $ 3,725,951 $ 3,989,669 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) Naperville, IL

Q3 2024 10RETURN TO TABLE OF CONTENTS Coupon Rate (5) Interest Rate (6) Principal Balance Maturity Date Due at Maturity Years to Maturity Secured Floating Rate Debt: $325,000 secured revolving credit facility (1) 8.430% 8.430% $ 200,000 1/29/2027 $ 200,000 2.3 $100,000 secured term loan (1) 8.430% 8.430% 100,000 1/29/2027 100,000 2.3 Subtotal / weighted average 8.430% 8.430% 300,000 300,000 2.3 Secured Fixed Rate Debt: Mortgage debt - One property 8.272% 8.272% 42,700 7/1/2028 42,700 3.8 Mortgage debt - One property 8.139% 8.139% 26,340 7/1/2028 26,340 3.8 Mortgage debt - Two properties 7.671% 7.671% 54,300 10/6/2028 54,300 4.0 Senior secured notes due 2029 (2) 9.000% 10.589% 300,000 3/31/2029 300,000 4.5 Senior secured notes due 2029 (3) (4) 9.000% 9.000% 567,429 9/30/2029 567,429 5.0 Mortgage debt - One property 7.210% 7.210% 30,680 7/1/2033 29,105 8.8 Mortgage debt - One property 7.305% 7.305% 8,400 7/1/2033 8,400 8.8 Mortgage debt - One property 7.717% 7.717% 14,900 9/1/2033 14,900 8.9 Subtotal / weighted average 8.795% 9.251% 1,044,749 1,043,174 4.9 Unsecured Fixed Rate Debt: Senior unsecured notes due 2025 (4) 4.500% 4.521% 490,854 2/1/2025 490,854 0.3 Senior unsecured notes due 2026 2.650% 2.815% 140,488 6/15/2026 140,488 1.7 Senior unsecured notes due 2027 2.400% 2.541% 80,784 2/1/2027 80,784 2.3 Senior unsecured notes due 2031 3.450% 3.550% 114,355 10/15/2031 114,355 7.0 Senior unsecured notes due 2050 6.375% 6.375% 162,000 6/23/2050 162,000 25.7 Subtotal / weighted average 4.251% 4.308% 988,481 988,481 5.6 Total / weighted average 6.823% 7.052% $ 2,333,230 $ 2,331,655 4.9 Debt Summary As of September 30, 2024 (dollars in thousands) (1) OPI's secured revolving credit facility and term loan are governed by an amended and restated credit agreement, or the Credit Agreement. OPI is required to pay interest under the Credit Agreement at a rate of SOFR plus a margin of 350 basis points. OPI also pays an unused commitment fee of 25 to 35 basis points per annum based on amounts outstanding under its secured revolving credit facility. Subject to the payment of an extension fee and meeting certain other conditions, OPI can extend the maturity date of the secured revolving credit facility by one year. The Credit Agreement is secured by first mortgage liens on 19 properties. See Page 27 for additional information regarding these collateral properties. On October 4, 2024, OPI borrowed $125 million under its revolving credit facility. As of October 30, 2024, OPI was fully drawn under its revolving credit facility. (2) These notes are guaranteed by certain of OPI's subsidiaries and secured by first mortgage liens on 17 properties. See Page 27 for additional information regarding these collateral properties. (3) These notes are secured by first mortgage liens on 19 properties and second mortgage liens on the 19 properties that secure the Credit Agreement. See Page 27 for additional information regarding these collateral properties. (4) In October, OPI exchanged an aggregate of $34,154 of its senior unsecured notes due 2025 for $42,570 of new 9.0% senior secured notes due 2029 and approximately 1.9 million common shares. (5) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (6) Includes the effect of discounts and premiums on senior notes. Excludes the effect of debt issuance costs amortization.

Q3 2024 11RETURN TO TABLE OF CONTENTS $490,854 $140,488 $80,784 $276,355 $300,000 $123,487 $867,708 $53,554 Unsecured Fixed Rate Debt Secured Floating Rate Debt Secured Fixed Rate Debt 2024 2025 2026 2027 2028 2029 2030 and thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Debt Maturity Schedule As of September 30, 2024 (dollars in thousands) Fixed vs. Variable Rate Debt Fixed 87.1% Variable 12.9% Secured vs. Unsecured Debt Unsecured 42.4% Secured 57.6% (1) On October 4, 2024, OPI borrowed $125 million under its revolving credit facility. As of October 30, 2024, OPI was fully drawn under its revolving credit facility. (1)

Q3 2024 12RETURN TO TABLE OF CONTENTS Leverage Ratios, Coverage Ratios and Public Debt Covenants As of and for the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Leverage Ratios: Net debt / total gross assets 53.2% 52.3% 56.2% 55.6% 54.9% Net debt / gross book value of real estate assets 47.1% 45.7% 50.1% 49.3% 49.1% Secured debt / total assets 36.1% 34.8% 19.4% 4.4% 4.4% Variable rate debt / net debt 13.0% 12.1% 11.1% 7.9% 7.8% Coverage Ratios: Rolling four quarter Adjusted EBITDAre / rolling four quarter interest expense 2.0x 2.3x 2.6x 2.8x 3.0x Net debt / rolling four quarter Adjusted EBITDAre 8.1x 7.7x 8.4x 8.2x 8.1x Public Debt Covenants: Maintenance Covenant Total unencumbered assets / unsecured debt (minimum 150.0%) 244.4% 237.1% 178.1% 205.9% 206.2% Incurrence Covenants Total debt / adjusted total assets (maximum 60.0%) 45.1% 45.5% 49.6% 48.8% 48.5% Secured debt / adjusted total assets (maximum 40.0%) 26.0% 26.0% 14.5% 3.3% 3.3% Consolidated income available for debt service / debt service (minimum 1.50x) 1.7x 1.8x 2.3x 2.8x 2.9x Atlanta, GA

Q3 2024 13RETURN TO TABLE OF CONTENTS For the Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 Lease related costs $ 29,148 $ 25,965 $ 16,768 $ 18,497 $ 15,677 Building improvements 5,225 4,085 4,474 10,877 8,516 Recurring capital expenditures 34,373 30,050 21,242 29,374 24,193 Development, redevelopment and other activities (1) 864 3,862 6,911 19,371 28,326 Total capital expenditures $ 35,237 $ 33,912 $ 28,153 $ 48,745 $ 52,519 Average rentable sq. ft. during period 19,918 20,293 20,417 20,623 20,745 Building improvements per average sq. ft. during period $ 0.26 $ 0.20 $ 0.22 $ 0.53 $ 0.41 Capital Expenditures Summary (dollars and sq. ft. in thousands, except per sq. ft. data) (1) Includes capitalized interest and other operating costs of $4,618 since July 1, 2023. Capital Expenditures Summary Washington, D.C.

Q3 2024 14RETURN TO TABLE OF CONTENTS Dispositions: Date Sold Location Number of Properties Sq. Ft. Gross Sales Price Gross Sales Price Per Sq. Ft. 3/21/2024 Chicago, IL 1 248 $ 38,500 $ 155.24 7/31/2024 Malden, MA 1 126 7,800 61.90 8/13/2024 Indianapolis, IN 3 434 10,100 23.27 9/10/2024 Atlanta, GA 1 126 17,610 139.76 9/11/2024 San Jose, CA 1 64 10,800 168.75 Total 7 998 $ 84,810 $ 84.98 Property Dispositions Since January 1, 2024 (dollars and sq. ft. in thousands, except per sq. ft. data) San Jose, CA

Q3 2024 15RETURN TO TABLE OF CONTENTS Unconsolidated Joint Venture: Joint Venture OPI Ownership OPI Investment Number of Properties Location Sq. Ft. Occupancy Weighted Average Remaining Lease Term (1) Prosperity Metro Plaza 51% $ 17,552 2 Fairfax, VA 346 72.3% 3.2 years (1) Lease term is weighted based on annualized rental income. (2) Includes the effect of mark to market accounting. (3) Reflects OPI's proportionate share of the principal debt balance based on its ownership percentage of the joint venture; none of the debt is recourse to OPI. (4) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date. (5) Reflects OPI's proportionate share of operating results based on its ownership percentage of the joint venture. (6) Includes interest expense, net of other income. (7) OPI's unconsolidated joint venture reports rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint venture by its tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. Investment in Unconsolidated Joint Venture As of September 30, 2024 (dollars and sq. ft. in thousands) Results of Operations - Prosperity Metro Plaza: (5) For the Three Months Ended September 30, 2024 For the Nine Months Ended September 30, 2024 Equity in losses $ (166) $ (576) Depreciation and amortization 616 1,869 Other expenses, net (6) 232 693 NOI 682 1,986 Lease value amortization included in rental income (7) — (2) Non-cash straight line rent adjustments included in rental income (7) (33) (105) Cash Basis NOI $ 649 $ 1,879 Outstanding Unconsolidated Debt: Joint Venture OPI Ownership Interest Rate (2) Maturity Date Principal Balance Annualized Debt Service Principal Balance at Maturity OPI Share of Principal Balance (3) Prosperity Metro Plaza (4) 51% 4.090% 12/1/2029 $ 50,000 $ 2,045 $ 45,246 $ 25,500

Q3 2024 16RETURN TO TABLE OF CONTENTS Portfolio Information

Q3 2024 17RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 9/30/2023 9/30/2024 9/30/2023 Properties (end of period) 123 123 123 123 Rentable sq. ft. 16,881 16,803 16,881 16,803 Percent leased 89.3% 93.9% 89.3% 93.9% Rental income $ 109,781 $ 112,939 $ 329,763 $ 340,686 Same Property NOI $ 65,167 $ 70,522 $ 201,930 $ 217,203 Same Property Cash Basis NOI $ 59,304 $ 61,752 $ 185,049 $ 196,502 Same Property NOI % margin 59.4% 62.4% 61.2% 63.8% Same Property Cash Basis NOI % margin 57.0% 59.2% 59.1% 61.4% Same Property NOI % change (7.6%) (7.0%) Same Property Cash Basis NOI % change (4.0%) (5.8%) Summary Same Property Results (dollars and sq. ft. in thousands) Atlanta, GA

Q3 2024 18RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended As of and for the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 Properties (end of period) 145 151 151 152 154 145 Rentable sq. ft. 19,543 20,293 20,293 20,541 20,705 19,543 Percentage leased 82.8% 83.5% 85.6% 86.9% 89.9% 82.8% Leasing Activity (Sq. Ft.): New leases 40 24 45 11 104 109 Renewals 947 184 443 185 482 1,574 Total 987 208 488 196 586 1,683 % Change in GAAP Rent: (1) New leases 26.3% (22.2%) (18.7%) (13.7%) 1.9% (4.1%) Renewals 0.5% 0.2% 18.4% 1.5% (3.7%) 3.3% Total 1.7% (1.5%) 10.2% 0.6% (2.7%) 2.7% Weighted Average Lease Term by Sq. Ft. (years): New leases 8.9 3.7 6.1 7.3 9.5 6.6 Renewals 10.2 4.0 9.6 7.0 6.9 9.3 Total 10.2 4.0 9.3 7.0 7.4 9.1 Leasing Cost and Concession Commitments: New leases $ 1,571 $ 687 $ 2,826 $ 913 $ 13,623 $ 5,084 Renewals 64,345 3,295 8,151 6,545 11,736 75,791 Total $ 65,916 $ 3,982 $ 10,977 $ 7,458 $ 25,359 $ 80,875 Leasing Cost and Concession Commitments per Sq. Ft.: New leases $ 38.64 $ 29.29 $ 63.01 $ 83.83 $ 131.54 $ 46.66 Renewals $ 68.01 $ 17.89 $ 18.38 $ 35.37 $ 24.36 $ 48.16 Total $ 66.80 $ 19.18 $ 22.48 $ 38.06 $ 43.33 $ 48.07 Leasing Cost and Concession Commitments per Sq. Ft. per Year: New leases $ 4.36 $ 7.90 $ 10.29 $ 11.46 $ 13.84 $ 7.05 Renewals $ 6.65 $ 4.45 $ 1.92 $ 5.06 $ 3.53 $ 5.17 Total $ 6.57 $ 4.81 $ 2.42 $ 5.43 $ 5.89 $ 5.26 (1) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. Occupancy and Leasing Summary (dollars and sq. ft. in thousands, except per sq. ft. data) This leasing summary is based on leases entered during the periods indicated.

Q3 2024 19RETURN TO TABLE OF CONTENTS Investment Grade 59.4% Not Rated 35.3% Non-Investment Grade 5.3% Percentage of Total Annualized Rental Income Tenant Credit Characteristics (4) (3) Tenant Industry Tenant Diversity and Credit Characteristics As of September 30, 2024 (1) (1) Includes state governments and municipalities. Real Estate & Financial: 18.0% U.S. Government: 16.6% Technology & Communications: 14.6% Legal & Other Professional Services: 14.6% Manufacturing & Transportation: 11.5% Other Government: 7.9% Government Contractors: 7.8% Life Sciences and Medical: 2.7% Hospitality: 2.6% Other: 2.4% Energy Services: 1.3% (1)

Q3 2024 20RETURN TO TABLE OF CONTENTS Tenant Credit Rating Sq. Ft. % of Leased Sq. Ft. Annualized Rental Income % of Total Annualized Rental Income 1 U.S. Government Investment Grade 2,896 17.9% $ 75,190 16.6% 2 Alphabet Inc. (Google) Investment Grade 386 2.4% 23,004 5.1% 3 Shook, Hardy & Bacon L.L.P. Not Rated 596 3.7% 19,604 4.3% 4 IG Investments Holdings LLC Not Rated 339 2.1% 18,303 4.0% 5 Bank of America Corporation Investment Grade 577 3.6% 17,290 3.8% 6 State of California Investment Grade 431 2.7% 12,745 2.8% 7 Sonesta International Hotels Corporation Not Rated 240 1.5% 10,828 2.4% 8 Northrop Grumman Corporation Investment Grade 337 2.1% 10,781 2.4% 9 State of Georgia Investment Grade 308 1.9% 7,713 1.7% 10 Sonoma Biotherapeutics, Inc. Not Rated 84 0.5% 7,189 1.6% 11 PNC Bank Investment Grade 441 2.7% 7,019 1.6% 12 Automatic Data Processing, Inc. Investment Grade 289 1.8% 6,346 1.4% 13 Allstate Insurance Corporation Investment Grade 458 2.8% 6,270 1.4% 14 Open Text Corporation Non Investment Grade 166 1.0% 6,178 1.4% 15 Compass Group plc Investment Grade 267 1.7% 6,076 1.3% 16 Church & Dwight Co., Inc. Investment Grade 250 1.5% 6,048 1.3% 17 Leidos Holdings Inc. Investment Grade 159 1.0% 5,962 1.3% 18 Primerica, Inc. Investment Grade 344 2.1% 5,734 1.3% 19 Science Applications International Corp Non Investment Grade 159 1.0% 5,254 1.2% 20 Rocky Mountain University of Health Professions, Inc. Not Rated 170 1.1% 4,862 1.1% 21 Berkshire Hathaway Inc. Investment Grade 134 0.8% 4,674 1.0% 22 CommScope Holding Company Inc. Non Investment Grade 96 0.6% 4,546 1.0% 9,127 56.5% $ 271,616 60.0% Tenants Representing 1% or More of Total Annualized Rental Income As of September 30, 2024 (dollars and sq. ft. in thousands)

Q3 2024 21RETURN TO TABLE OF CONTENTS Year (1) Number of Leases Expiring Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2024 23 1,281 7.9% 7.9% $ 19,914 4.4% 4.4% 2025 43 1,809 11.2% 19.1% 44,298 9.8% 14.2% 2026 38 528 3.3% 22.4% 18,237 4.0% 18.2% 2027 32 1,872 11.6% 34.0% 47,018 10.4% 28.6% 2028 18 649 4.0% 38.0% 31,019 6.9% 35.5% 2029 36 1,083 6.7% 44.7% 33,298 7.4% 42.9% 2030 28 1,083 6.7% 51.4% 30,356 6.7% 49.6% 2031 20 1,255 7.8% 59.2% 31,233 6.9% 56.5% 2032 13 502 3.1% 62.3% 17,412 3.8% 60.3% 2033 and thereafter 53 6,119 37.7% 100.0% 180,040 39.7% 100.0% Total 304 16,181 100.0% $ 452,825 100.0% Weighted average remaining lease term (in years) 6.6 7.2 (1) The year of lease expiration is pursuant to current contract terms. Lease Expiration Schedule As of September 30, 2024 (dollars and sq. ft. in thousands) Birmingham, AL

Q3 2024 22RETURN TO TABLE OF CONTENTS Appendix

Q3 2024 23RETURN TO TABLE OF CONTENTS The Company: OPI is included in 122 market indices and comprises more than 1% of the following indices as of September 30, 2024: Bloomberg US Micro Cap Real Estate Price Return Index (BMICR), Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV) and Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC). Management: OPI is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2024, RMR had nearly $41 billion of real estate assets under management and the combined RMR managed companies had more than $5 billion of annual revenues, over 2,000 properties and over 18,000 employees. OPI believes that being managed by RMR is a competitive advantage for OPI because of RMR’s depth of management and experience in the real estate industry. OPI also believes RMR provides management services to it at costs that are lower than OPI would have to pay for similar quality services if OPI were self managed. Company Profile and Research Coverage Equity Research Coverage B. Riley Securities, Inc. Morgan Stanley Bryan Maher Ronald Kamdem bmaher@brileyfin.com ronald.kamdem@morganstanley.com (646) 885-5423 (212) 296-8319 Rating Agencies and Issuer Ratings Moody's Investors Service S&P Global Christian Azzi Alan Zigman Christian.Azzi@moodys.com alan.zigman@spglobal.com (212) 553-9342 (416) 507-2556 OPI is followed by the analysts and its credit is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Q3 2024 24RETURN TO TABLE OF CONTENTS Governance Information Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Mark A. Talley Jennifer B. Clark Adam D. Portnoy Independent Trustee Managing Trustee Chair of the Board & Managing Trustee Executive Officers Yael Duffy Brian E. Donley President and Chief Operating Officer Chief Financial Officer and Treasurer Sterling, VA

Q3 2024 25RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Calculation of NOI and Cash Basis NOI: Rental income $ 120,620 $ 123,686 $ 139,435 $ 133,773 $ 133,361 $ 383,741 $ 399,780 Property operating expenses (51,415) (47,640) (51,187) (52,902) (49,663) (150,242) (146,590) NOI 69,205 76,046 88,248 80,871 83,698 233,499 253,190 Non-cash straight line rent adjustments included in rental income (8,854) (7,563) (7,379) (9,074) (8,691) (23,796) (17,120) Lease value amortization included in rental income 59 (56) (33) (56) (56) (30) (196) Lease termination fees included in rental income (218) (200) (12,445) (1,554) (1,576) (12,863) (3,160) Non-cash amortization included in other property operating expenses (121) (121) (121) (121) (121) (363) (363) Cash Basis NOI $ 60,071 $ 68,106 $ 68,270 $ 70,066 $ 73,254 $ 196,447 $ 232,351 Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI: Net (loss) income $ (58,414) $ 76,171 $ (5,184) $ (37,151) $ (19,593) $ 12,573 $ (32,281) Equity in net losses of investees 166 180 230 741 765 576 2,290 Loss on impairment of equity method investment — — — 19,183 — — — Income tax expense (benefit) 230 (107) 56 15 95 179 336 (Loss) income before income tax expense (benefit) and equity in net losses of investees (58,018) 76,244 (4,898) (17,212) (18,733) 13,328 (29,655) (Gain) loss on early extinguishment of debt (264) (225,798) 425 — — (225,637) — Interest expense 42,580 38,349 35,476 30,056 28,835 116,405 80,591 Interest and other income (196) (226) (1,357) (257) (281) (1,779) (782) (Gain) loss on sale of real estate (8,456) 64 2,384 (3,293) (244) (6,008) (487) General and administrative 4,927 5,290 5,644 5,301 5,720 15,861 17,430 Transaction related costs 738 — 233 1,282 16,135 971 30,534 Loss on impairment of real estate 41,847 131,732 — 11,299 — 173,579 — Depreciation and amortization 46,047 50,391 50,341 53,695 52,266 146,779 155,559 NOI 69,205 76,046 88,248 80,871 83,698 233,499 253,190 Non-cash amortization included in other property operating expenses (121) (121) (121) (121) (121) (363) (363) Lease termination fees included in rental income (218) (200) (12,445) (1,554) (1,576) (12,863) (3,160) Lease value amortization included in rental income 59 (56) (33) (56) (56) (30) (196) Non-cash straight line rent adjustments included in rental income (8,854) (7,563) (7,379) (9,074) (8,691) (23,796) (17,120) Cash Basis NOI $ 60,071 $ 68,106 $ 68,270 $ 70,066 $ 73,254 $ 196,447 $ 232,351 Calculation and Reconciliation of NOI and Cash Basis NOI (dollars in thousands)

Q3 2024 26RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 9/30/2023 9/30/2024 9/30/2023 Reconciliation of NOI to Same Property NOI: Rental income $ 120,620 $ 133,361 $ 383,741 $ 399,780 Property operating expenses (51,415) (49,663) (150,242) (146,590) NOI 69,205 83,698 233,499 253,190 Less: NOI of properties not included in same property results (4,038) (13,176) (31,569) (35,987) Same Property NOI $ 65,167 $ 70,522 $ 201,930 $ 217,203 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 65,167 $ 70,522 $ 201,930 $ 217,203 Add: Lease value amortization included in rental income (163) (360) (764) (1,119) Less: Non-cash straight line rent adjustments included in rental income (5,387) (8,071) (15,233) (17,491) Lease termination fees included in rental income (218) (254) (618) (1,837) Non-cash amortization included in property operating expenses (95) (85) (266) (254) Same Property Cash Basis NOI $ 59,304 $ 61,752 $ 185,049 $ 196,502 Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI (dollars in thousands) Washington, D.C.

Q3 2024 27RETURN TO TABLE OF CONTENTS Operating Metrics by Collateral Pool As of September 30, 2024 (dollars and sq. ft. in thousands) Number of Properties Sq. Ft. Sq. Ft. Expiring Through December 31st, 2025 (1) Occupancy Weighted Average Remaining Lease Term Annualized Rental Income Trailing Twelve Months NOI Trailing Twelve Months Cash Basis NOI Unspent Leasing Related Obligations Gross Book Value of Real Estate Assets Secured Properties: Credit Agreement 19 3,603 205 98.3% 7.1 $ 117,520 $ 70,651 $ 60,574 $ 28,570 $ 1,012,536 $300M Senior Notes 2029 17 2,126 31 98.5% 9.2 70,232 45,504 37,879 11,739 619,467 $567M Senior Notes 2029 (2) 19 3,208 154 83.6% 7.8 66,458 40,730 31,979 35,753 716,969 Mortgage Notes 7 1,334 — 100.0% 11.7 32,731 25,168 23,253 9,114 304,961 Subtotal Secured 62 10,271 390 94.0% 8.3 286,941 182,053 153,685 85,176 2,653,933 Unsecured Properties: Unsecured Properties (1) 66 7,613 2,112 75.5% 5.6 149,290 94,953 86,407 15,470 2,000,406 Properties Held for Sale 17 1,659 588 47.1% 2.3 16,594 14,527 16,300 — 252,722 Sold Properties — — — — — — 22,837 10,121 — — Total / Weighted Average 145 19,543 3,090 82.8% 7.2 $ 452,825 $ 314,370 $ 266,513 $ 100,646 $ 4,907,061 (1) Of the total square feet expiring through December 31, 2025, 2,637 square feet is not expected to be renewed, of which 1,765 square feet relate to unsecured properties. (2) The $567 million senior notes due 2029 are also secured by second mortgage liens on the 19 properties securing the Credit Agreement.

Q3 2024 28RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net (loss) income $ (58,414) $ 76,171 $ (5,184) $ (37,151) $ (19,593) $ 12,573 $ (32,281) Interest expense 42,580 38,349 35,476 30,056 28,835 116,405 80,591 Income tax expense (benefit) 230 (107) 56 15 95 179 336 Depreciation and amortization 46,047 50,391 50,341 53,695 52,266 146,779 155,559 EBITDA 30,443 164,804 80,689 46,615 61,603 275,936 204,205 Add (less): Loss on impairment of real estate 41,847 131,732 — 11,299 — 173,579 — (Gain) loss on sale of real estate (8,456) 64 2,384 (3,293) (244) (6,008) (487) Equity in net losses of investees 166 180 230 741 765 576 2,290 Loss on impairment of equity method investment — — — 19,183 — — — EBITDAre 64,000 296,780 83,303 74,545 62,124 444,083 206,008 Add (less): Transaction related costs 738 — 233 1,282 16,135 971 30,534 General and administrative expense paid in common shares (1) 527 487 362 389 651 1,376 1,868 (Gain) loss on early extinguishment of debt (264) (225,798) 425 — — (225,637) — Lease termination fees for sold property — — (10,524) — — (10,524) — Adjusted EBITDAre $ 65,001 $ 71,469 $ 73,799 $ 76,216 $ 78,910 $ 210,269 $ 238,410 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) (1) Amounts represent equity based compensation to OPI's Trustees, OPI's officers and certain other employees of RMR.

Q3 2024 29RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Net (loss) income $ (58,414) $ 76,171 $ (5,184) $ (37,151) $ (19,593) $ 12,573 $ (32,281) Add (less): Depreciation and amortization: Consolidated properties 46,047 50,391 50,341 53,695 52,266 146,779 155,559 Unconsolidated joint venture properties 616 611 642 857 840 1,869 2,538 Loss on impairment of real estate 41,847 131,732 — 11,299 — 173,579 — Loss on impairment of equity method investment — — — 19,183 — — — (Gain) loss on sale of real estate (8,456) 64 2,384 (3,293) (244) (6,008) (487) FFO 21,640 258,969 48,183 44,590 33,269 328,792 125,329 Add (less): Transaction related costs 738 — 233 1,282 16,135 971 30,534 (Gain) loss on early extinguishment of debt (264) (225,798) 425 — — (225,637) — Lease termination fees for sold property — — (10,524) — — (10,524) — Normalized FFO 22,114 33,171 38,317 45,872 49,404 93,602 155,863 Add (less): Non-cash expenses (1) 255 216 (879) (1,093) (1,312) (408) (5,371) Depreciation and amortization - unconsolidated joint ventures (616) (611) (642) (857) (840) (1,869) (2,538) Equity in net losses of investees 166 180 230 741 765 576 2,290 Non-cash straight line rent adjustments included in rental income (8,854) (7,563) (7,379) (9,074) (8,691) (23,796) (17,120) Lease value amortization included in rental income 59 (56) (33) (56) (56) (30) (196) Net amortization of debt premiums, discounts and issuance costs 2,183 3,634 3,444 2,401 2,276 9,261 6,808 Lease termination fees for sold property — — 10,524 — — 10,524 — Recurring capital expenditures (34,373) (30,050) (21,242) (29,374) (24,193) (85,665) (75,423) CAD $ (19,066) $ (1,079) $ 22,340 $ 8,560 $ 17,353 $ 2,195 $ 64,313 Weighted average common shares outstanding (basic and diluted) 51,197 48,648 48,466 48,463 48,403 49,444 48,365 Per common share amounts (basic and diluted): Net (loss) income $ (1.14) $ 1.56 $ (0.11) $ (0.77) $ (0.41) $ 0.25 $ (0.67) FFO $ 0.42 $ 5.32 $ 0.99 $ 0.92 $ 0.69 $ 6.65 $ 2.59 Normalized FFO $ 0.43 $ 0.68 $ 0.79 $ 0.95 $ 1.02 $ 1.89 $ 3.22 CAD $ (0.37) $ (0.02) $ 0.46 $ 0.18 $ 0.36 $ 0.04 $ 1.33 (1) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and certain other non-cash items. Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data)

Q3 2024 30RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net income (loss) as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. NOI and Cash Basis NOI The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 25 and Same Property NOI and Same Property Cash Basis NOI as shown on page 26. OPI defines NOI as income from OPI's rental of real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does. EBITDA, EBITDAre and Adjusted EBITDAre OPI calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 28. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect OPI's share of EBITDAre of its unconsolidated joint venture. In calculating Adjusted EBITDAre, OPI adjusts for the items shown on page 28 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than OPI does. FFO and Normalized FFO OPI calculates funds from operations, or FFO, and Normalized FFO as shown on page 29. FFO is calculated on the basis defined by Nareit, which is net income (loss), calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and OPI's proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, OPI adjusts for the other items shown on page 29 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other factors include, but are not limited to, requirements to maintain OPI's qualification for taxation as a REIT, limitations in OPI's credit agreement and public debt covenants, the availability to OPI of debt and equity capital, OPI's expectation of its future capital requirements and operating performance and OPI's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than OPI does. Cash Available for Distribution OPI calculates cash available for distribution, or CAD, as shown on page 29. OPI defines CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non- recurring items and certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other real estate companies and REITs may calculate CAD differently than OPI does. Non-GAAP Financial Measures and Certain Definitions

Q3 2024 31RETURN TO TABLE OF CONTENTS Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets, as defined in OPI's debt agreements. Unencumbered assets is calculated as adjusted total assets for properties not securing debt. Annualized dividend yield is the annualized dividend per common share paid during the period divided by the closing price of OPI's common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of September 30, 2024, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of OPI's unconsolidated joint venture and including distributions from OPI's unconsolidated joint venture, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost calculated in accordance with GAAP, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price and excludes closing costs. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 51.2% of annualized rental income as of September 30, 2024 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8.2% of annualized rental income as of September 30, 2024 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Lease related costs generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leased square feet is pursuant to leases existing as of September 30, 2024, and includes (i) space being fitted out for tenant occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing cost and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to OPI's lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. REIT is real estate investment trust. Rentable square feet represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended September 30, 2024 is based on properties OPI owned continuously since July 1, 2023; excludes 17 properties classified as held for sale, five properties affected by significant redevelopment activities and two properties owned by an unconsolidated joint venture in which OPI owns a 51% interest. Same properties for the nine months ended September 30, 2024 is based on properties OPI owned continuously since January 1, 2023; excludes 17 properties classified as held for sale, five properties affected by significant redevelopment activities and two properties owned by an unconsolidated joint venture in which OPI owns a 51% interest. Same property cash basis NOI % margin is Same Property Cash Basis NOI as a percentage of same property cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI % margin is Same Property NOI as a percentage of same property rental income. SOFR is the secured overnight financing rate. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. Weighted average remaining lease term is the average remaining lease term in years weighted based on annualized rental income. Non-GAAP Financial Measures and Certain Definitions (Continued)

Q3 2024 32RETURN TO TABLE OF CONTENTS Warning Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's ability to continue as a going concern; OPI's leverage levels, debt maturities and possible future financings; OPI's tenant retention and future leasing activity and the demand for office space; OPI's pending or potential dispositions; and the amount and timing of future distributions. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward- looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to successfully take actions to address the current substantial doubt as to its ability to continue as a going concern; OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt or equity financing, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; OPI's ability to effectively raise and balance its use of debt and equity capital; whether OPI's tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI's ability to increase or maintain occupancy at its properties on terms desirable to OPI and its ability to increase rents when its leases expire or renew; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI's properties; competition within the commercial real estate industry, particularly in those markets in which OPI's properties are located; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI's ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, RMR, to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change, or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.